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                                                                      EXHIBIT 21

                       TIME WARNER TELECOM SUBSIDIARIES

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                                                    Jurisdiction of
                                                     Incorporation/
Subsidiary                                            Organization                   D/B/A
----------                                          ----------------                 -----
Time Warner Telecom Holdings Inc.                       Delaware
Internet Connect, Inc.                                 Wisconsin
MetroComm, Inc.                                           Ohio
Time Warner Telecom Holdings II LLC                     Delaware
Time Warner Telecom of Arizona LLC                      Delaware
Time Warner Telecom of Colorado LLC                     Delaware
Time Warner Telecom of Idaho LLC                        Delaware
Time Warner Telecom of Illinois LLC                     Delaware
Time Warner Telecom of Minnesota LLC                    Delaware
Time Warner Telecom of Nevada LLC                       Delaware
Time Warner Telecom of New Mexico LLC                   Delaware
Time Warner Telecom of Oregon LLC                       Delaware
Time Warner Telecom of South Carolina LLC               Delaware
Time Warner Telecom of Utah LLC                         Delaware
Time Warner Telecom of Washington LLC                   Delaware
Time Warner Telecom General Partnership                 Delaware
Time Warner Telecom of California, L.P.                 Delaware
Time Warner Telecom of Florida, L.P.                    Delaware
Time Warner Telecom of Georgia, L.P.                    Delaware
Time Warner Telecom of Hawaii, L.P.                     Delaware           Oceanic Communications
Time Warner Telecom of Indiana, L.P.                    Delaware
Time Warner Telecom of the Mid-South, L.P.              Delaware
Time Warner Telecom of New Jersey, L.P.                 Delaware
Time Warner Telecom -- NY, L.P.                         Delaware
Time Warner Telecom of North Carolina, L.P.             Delaware           Time Warner Telecom of North Carolina
                                                                           Limited Partnership
Time Warner Telecom of Ohio, L.P.                       Delaware
Time Warner Telecom of Texas, L.P.                      Delaware
Time Warner Telecom of Wisconsin, L.P.                  Delaware
MetroComm AxS, L.P.                                     Delaware
TW Telecom L.P.                                         Delaware
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